================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 11, 1998

                               MCI WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Georgia                 0-11258             58-1521612
      (State or Other         (Commission           (IRS Employer
      Jurisdiction of          File Number)     Identification Number)
       Incorporation)

                              515 East Amite Street
                         Jackson, Mississippi 39201-2702

                     (Address of Principal Executive Office)
       Registrant's telephone number, including area code: (601) 360-8600

================================================================================


ITEM 5.  OTHER EVENTS

     Reference is made to the Subscription Agreement relating to the acquisition of 21,863,174 newly issued ordinary shares in OzEmail Limited, a corporation incorporated under the laws of New South Wales, Australia ("OzEmail"), by UUNET Holdings Australia Pty Limited ("Purchaser"), an indirect wholly owned subsidiary of MCI WORLDCOM, Inc. ("MCI WorldCom"), and the draft Offer to Purchase, the Part A Statement with attached Appendices and drafts of the related Letter of Transmittal, the Notice of Guaranteed Delivery and the Acceptance and Transfer Form, each relating to the proposed tender offer (the "Tender Offer") by Purchaser to purchase any and all outstanding ordinary shares of OzEmail (the "Shares"), and Shares represented by American Depository Shares issued by The Bank of New York, which documents were registered with the Australian Securities and Investments Commission on December [23], 1998 (Sydney, Australia time), and to the Credit Facilities dated August 6, 1998 which will be used to fund the Tender Offer and to the News Releases dated December 13, 1998 (Jackson, MS time) and December 14, 1998 (Sydney, Australia time), issued by MCI WorldCom and OzEmail, attached as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 2.7, 2.8 and Exhibits 99.1 and 99.2, respectively, which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

          2.1 Subscription Agreement (the "Subscription Agreement") dated December 12, 1998 (Sydney time) between OzEmail and Purchaser relating to the acquisition by Purchaser of 21,863,174 shares of OzEmail (incorporated by reference to Exhibit 99.1 to Schedule 13D dated December 21, 1998 filed by MCI WorldCom, UUNET Technologies, Inc. and UUNET Holdings Australia Pty Limited with respect to OzEmail)

          2.2  Form of Offer to Purchase relating to the proposed Tender Offer

          2.3 Part A Statement relating to the proposed Tender Offer as registered with the Australian Securities and Investments Commission on December[23] 1998, with attached cover letter and

               Appendices

          2.4  Form of Letter of  Transmittal  relating to the  proposed  Tender
               Offer  as  registered   with  the   Australian   Securities   and
               Investments Commission on December [23], 1998

          2.5 Form of Notice of Guaranteed Delivery relating to the proposed Tender Offer as registered with the Australian Securities and Investments Commission on December [23], 1998

          2.6 Form of Acceptance and Transfer Form relating to the proposed Tender Offer as registered with the Australian Securities and Investments Commission on December [23], 1998

          2.7 Amended and Restated Facility A Revolving Credit Agreement among MCI WorldCom (borrower), NationsBank, N.A. (Arranging Agent and Administrative Agent), NationsBanc Montgomery Securities LLC (Lead Arranger), Bank of America NT & SA, Barclays Bank PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and Royal Bank of Canada (Co-Syndication Agents) and the lenders named therein dated as of August 6, 1998 (incorporated herein by reference to Exhibit 10.1 to MCI WorldCom's Current Report on Form 8-K dated August 6, 1998 (filed August 7, 1998) (File No. 0-11258))

          2.8  364-day  Revolving  Credit  and Term  Loan  Agreement  among  MCI
               WorldCom (borrower), NationsBank, N.A. (Arranging Agent and Administrative Agent), NationsBanc Montgomery Securities LLC (Lead Arranger), Bank of America NT & SA, Barclays Bank PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and Royal Bank of Canada (Co-Syndication
               Agents)  and the  lenders  named  therein  dated  August  6, 1998
               (incorporated herein by reference to Exhibit 10.3 to MCI WorldCom's Current Report on Form 8-K dated August 6, 1998 (filed August 7, 1998) (File No. 0-11258))

          99.1 News  Release  dated  December  13, 1998  (Jackson,  MS time) and
               December  14,  1998  (Sydney,  Australia  time),  issued  by  MCI
               WorldCom (incorporated by reference to Schedule 1 to the Subscription Agreement, which appears as Exhibit 99.1 to Schedule 13D dated December 21, 1998 filed by MCI WorldCom, UUNET Technologies, Inc. and UUNET Holdings Australia Pty Limited with respect to its acquisition of shares of OzEmail)

          99.2 News Release dated December 14, 1998 (Sydney, Australia time), issued by OzEmail (incorporated by reference to Schedule 2 to the Subscription Agreement, which appears as Exhibit 99.1 to Schedule 13D dated December 21, 1998 filed by MCI WorldCom, UUNET Technologies, Inc. and UUNET Holdings Australia Pty Limited with respect to its acquisition of shares of OzEmail)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MCI WORLDCOM, Inc.

Date: December [23], 1998                        By:  /s/ SCOTT D. SULLIVAN
                                                    ----------------------
                                                    Scott D. Sullivan
                                                    Chief Financial Officer


                             [EXHIBITS TO BE ADDED]